                               Exhibit 10 (eeee)

                            DARTMOUTH STREET GARAGE
                            -----------------------

                   ASSIGNMENT AND ASSUMPTION OF GROUND LEASE
                   -----------------------------------------

     This ASSIGNMENT AND ASSUMPTION OF LEASE (the "ASSIGNMENT") is made as of January 23, 1997 (the "EFFECTIVE DATE"), BY and between URBAN INVESTMENT AND DEVELOPMENT CO., an Illinois general partnership ("ASSIGNOR"), and COPLEY PLACE ASSOCIATES, LLC., a Delaware limited liability company ("ASSIGNEE").

     WHEREAS, Assignor is the sole holder of the interest of tenant ("TENANT") under that certain ground lease, captioned "LEASE INDENTURE", dated as of March 7, 1986, by and between Boston Redevelopment Authority, a public body politic and corporate, organized under the laws of the Commonwealth of Massachusetts ("LANDLORD"), and Urban Investment and Development Co., a Delaware corporation, notice of which is recorded with the Suffolk County Registry of Deeds in Book 13215, at Page 125 and filed with the Suffolk County Registry District of the Land Court as Document No. 415611, as amended by an amendment, captioned "AMENDMENT TO LEASE", dated December 30, 1986, which Amendment to Lease is recorded with said Deeds in Book 13321, at Page 244 and filed with said Registry District as Document No. 416992 and is the subject of a certain Ratification of Amendment to Lease dated as of January 16, 1997, recorded herewith, by and between Landlord and Assignor (as so amended, the "GROUND LEASE"), together will appurtenant rights, privileges and easements thereto (such Tenant's interest and all and singular and privileges, tenements, hereditaments, easements, rights-of-way and appurtenances belonging or in anywise appertaining to the same shall be referred to collectively as the "LEASEHOLD ESTATE"), which encumbers the real property known as the Dartmouth Street Garage located in the County of Suffolk, Commonwealth of Massachusetts, and more particularly described in the Ground Lease and said notice of lease.

     WHEREAS, Assignor desires to assign the Leasehold Estate to Assignee, and Assignee desires to accept such assignment and to assume all of Tenant's obligations under the Ground Lease first arising or accruing on or after the Effective Date, on the terms and conditions set forth in this Assignment.

     NOW, THEREFORE, in consideration of Twelve Million Nine Hundred Thousand Dollars ($12,900,000.00) paid, Assignor hereby assigns, transfers and conveys the Leasehold Estate to Assignee and its successors and assigns, subject to all easements, encumbrances, restrictions and other matters of record, insofar as now in force and applicable.

     Assignee hereby accepts the foregoing assignment and hereby agrees to assume and discharge, in accordance with the terms thereof, all of the burdens and obligations of Tenant under the Ground Lease first arising or occurring on or after the Effective Date of this Assignment.

     This Assignment may be executed in one or more identical counterparts, each of which such counterpart shall be deemed an original for all purposes and all such counterparts collectively consisting of one such Assignment.

     IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as an instrument under seal as of January 23, 1997.



                         ASSIGNOR:
                         ---------
                         URBAN INVESTMENT AND DEVELOPMENT CO.,
                         an Illinois general partnership

                         By:  JMB REALTY CORPORATION,
                              a Delaware corporation,
                              Its Managing General Partner

                              By: /s/ Paul C. Nielson
                                  -------------------
                              Name: Paul C. Nielson
                              Title: Senior Vice President

                              By: /s/ Howard Kogen
                                  ----------------
                              Name: Howard Kogen
                              Title: Treasurer

                         ASSIGNEE:
                         ---------

                         COPLEY PLACE ASSOCIATES, LLC
                         a Delaware limited liability company

                         By:  JMB Realty Corporation,
                              a Delaware corporation,
                              Its Managing Member

                              By: /s/ Paul C. Nielsen
                                  -------------------
                              Name: Paul C. Nielsen
                              Title: Senior Vice President

                              By: /s/ Howard Kogen
                                  ----------------
                              Name: Howard Kogen
                              Title: Treasurer

                       THE COMMONWEALTH OF MASSACHUSETTS

SUFFOLK    ,SS                                     January 23, 1997



     Then personally appeared the above named Paul C. Nielsen S.V.P. and of JMB Realty Corporation, and acknowledged the foregoing instrument to be the free act and deed of Urban Investment and Development Co., before me,

                                         /s/ Todd Rodman
                                         ---------------
                                         Notary Public Todd Rodman
                                         My commission expires: 7/27/01



                       THE COMMONWEALTH OF MASSACHUSETTS



SUFFOLK    ,SS                                     January 23, 1997

     Then personally appeared the above named Paul C. Nielsen S.V.P. and of JMB Realty Corporation, and acknowledged the foregoing instrument to be the free act and deed of Urban Investment and Development Co., before me,


                                         /s/ Todd Rodman
                                         ---------------
                                         Notary Public Todd Rodman
                                         My commission expires: 7/27/01

                         DARTMOUTH GARAGE BILL OF SALE
                         -----------------------------
                      ASSIGNMENT AND ASSUMPTION AGREEMENT
                      -----------------------------------


          FOR VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, the undersigned, URBAN INVESTMENT AND DEVELOPMENT CO., an Illinois general partnership ("ASSIGNOR"), hereby sells, transfers, assigns and conveys to COPLEY PLACE ASSOCIATES, LLC, a Delaware limited liability company ("ASSIGNEE"), all right, title and interest of Assignor in and to the 'Personal Property', 'Property Agreements' and the 'Intangible Property", but only to the extent the same relate to the "Dartmouth Garage', as each of the foregoing is defined in that certain Agreement of Purchase and Sale, dated as of December 31, 1996 (the 'PURCHASE AGREEMENT"), by and among Carlyle Real Estate Limited Partnership - X1ll, an Illinois limited partnership, Assignor, JMB Realty Corporation, a Delaware corporation, and Overseas Partners Capital Corp., a Delaware corporation, which provides for, among other things, the sale by Assignor of its interest in the Dartmouth Garage to Assignee.

          The property conveyed hereunder is conveyed by Assignor and accepted by Assignee AS IS, WHERE IS AND WITHOUT ANY REPRESENTATIONS AND WARRANTIES OF ANY KIND, CHARACTER OR NATURE, EXPRESS, IMPLIED OR OTHERWISE, IT BEING THE INTENTION OF ASSIGNOR AND ASSIGNEE EXPRESSLY TO NEGATE AND EXCLUDE ALL REPRESENTATIONS AND WARRANTIES, INCLUDING WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE, WARRANTIES CREATED BY ANY AFFIRMATION OF FACT OR PROMISE OR BY ANY DESCRIPTION OF THE PROPERTY CONVEYED HEREUNDER, OR BY ANY SAMPLE OR MODEL THEREOF, AND ALL OTHER WARRANTIES WHATSOEVER CONTAINED IN OR CREATED BY THE MASSACHUSETTS UNIFORM COMMERCIAL CODE, EXCEPT TO THE EXTENT EXPRESSLY CONTAINED IN THE PURCHASE AGREEMENT.

          This Bill of Sale, Assignment and Assumption may be executed in one or more identical counterparts, each of which such counterpart shall be deemed an original for all purposes and all such counterparts collectively consisting of one such Bill of Sale, Assignment and Assumption.

          IN WITNESS WHEREOF, Assignor has executed this Bill of Sale, Assignment and Assumption as of January 23, 1997.

                              ASSIGNOR:
                              ---------

                              URBAN INVESTMENT AND DEVELOPMENT CO.,
                              an Illinois general partnership

                              By:  JMB Realty Corporation,
                                   a Delaware corporation,
                                   Its General Partner

                              By:  /s/ Paul C. Nielsen
                                   -------------------
                              Name: Paul C. Nielsen
                              Title: SVP

                                  ASSUMPTION
                                  ----------

          As of the date above written, Assignee hereby accepts the foregoing Bill of Sale, Assignment and Assumption and hereby agrees to assume and discharge, in accordance with the terms thereof, all of the burdens and obligations of Assignor relating to the Property Agreements first arising or accruing from and after the date hereof.



                           ASSIGNEE:
                           ---------

                           COPLEY PLACE ASSOCIATES, LLC,
                           a Delaware limited liability company

                           By:  JMB REALTY CORPORATION
                                a Delaware corporation,
                                Managing Member

                                By: /s/ Paul C. Nielsen
                                Name: Paul C. Nielsen
                                Title: SVP